22.  Limitation of Liability.

         The execution of this Contract has been authorized by each Fund's Board of Trustees. This Contract is executed on behalf of each Fund or the trustees of such Fund as trustees and not individually and the obligations of the Fund under this Contract are not binding upon any of the Fund's trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.



         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 1st day of August, 1997.


ATTEST                                  EACH OF THE FUNDS LISTED ON APPENDIX A



/s/ Nicholas Dalmaso                    By: /s/ Ronald A. Nyberg
- ------------------------                    ----------------------------------
                                            Ronald A. Nyberg, Vice President
                                            and Secretary

ATTEST                                  STATE STREET BANK AND TRUST COMPANY



/s/ Francine Hayes                      By: [ILLEGIBLE]
- ------------------------                    ----------------------------------
                                            Executive Vice President

                                                                      APPENDIX A
                                   FUND NAMES

VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT TARGET FUND
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                 Asset Allocation Portfolio
                 Domestic Income Portfolio
                 Emerging Growth Portfolio
                 Enterprise Portfolio
                 Global Equity Portfolio
                 Government Portfolio
                 Growth and Income Portfolio
                 Money Market Portfolio
                 Morgan Stanley Real Estate Securities Portfolio
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN AMERICAN CAPITAL PACE FUND
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL RESERVE FUND
VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND
VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
                 Van Kampen American Capital High Yield Municipal Fund
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME
VAN KAMPEN AMERICAN CAPITAL UTILITIES INCOME FUND
VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
                 Van Kampen American Capital Global Equity Fund
                 Van Kampen American Capital Global Government Securities Fund VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST
                 Van Kampen American Capital U.S. Government Fund
VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST
                 Van Kampen American Capital Insured Tax Free Income Fund
                 Van Kampen American Capital Tax Free High Income Fund
                 Van Kampen American Capital California Insured Tax Free Fund Van Kampen American Capital Municipal Income Fund
                 Van Kampen American Capital Intermediate Term Municipal
                  Income Fund
                 Van Kampen American Capital Florida Insured Tax Free
                  Income Fund
                 Van Kampen American Capital New Jersey Tax Free Income Fund Van Kampen American Capital New York Tax Free Income Fund
VAN KAMPEN AMERICAN CAPITAL TRUST
                 Van Kampen American Capital High Yield Fund
                 Van Kampen American Capital Short-Term Global Income Fund
                 Van Kampen American Capital Strategic Income Fund
VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST
                 Van Kampen American Capital Utility Fund
                 Van Kampen American Capital Value Fund
                 Van Kampen American Capital Great American Companies Fund
                 Van Kampen American Capital Growth Fund
                 Van Kampen American Capital Prospector Fund
                 Van Kampen American Capital Aggressive Growth Fund
VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND
VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND

THE EXPLORER INSTITUTIONAL TRUST
    Explorer Institutional Active Core Fund
    Explorer Institutional Limited Duration Fund
VAN KAMPEN AMERICAN CAPITAL NAVIGATOR FUNDS
            Emerging Markets Equity Portfolio
            Emerging Markets Fixed Income Portfolio
            U.S. QUALITY FUNDS
VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL CALIFORNIA MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME TRUST II
VAN KAMPEN AMERICAN CAPITAL INVESTMENT GRADE MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL OHIO QUALITY MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE MUNICIPALS
VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE CALIFORNIA MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS VAN KAMPEN AMERICAN CAPITAL TRUST FOR PENNSYLVANIA MUNICIPALS
VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL ADVANTAGE PENNSYLVANIA MUNICIPAL INCOME TRUST VAN KAMPEN AMERICAN CAPITAL STRATEGIC SECTOR MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL NEW JERSEY VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL NEW YORK VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL OHIO VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST II
VAN KAMPEN AMERICAN CAPITAL FLORIDA MUNICIPAL OPPORTUNITY TRUST
VAN KAMPEN AMERICAN CAPITAL ADVANTAGE MUNICIPAL INCOME TRUST II
VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
VAN KAMPEN AMERICAN CAPITAL BOND FUND
VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                                                                     EXHIBIT 9.2

                         AMENDMENT TO CUSTODIAN CONTRACT

         This Amendment to the Custodian Contract made as of May 24, 2001 by and between each fund or series of a fund listed on Appendix A which evidences its agreement to be bound hereby by executing a copy of this Amendment (each such Fund is individually hereinafter referred to as the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

         WHEREAS, the Fund and the Custodian entered into a Custodian Contract Agreement dated as of August 1, 1997 (the "Contract");

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made each fund or series of a fund listed on Appendix A subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios");

         WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

I. Article 3 of the Contract is hereby deleted, and Articles 4 through 22 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 23, respectively.

II. New Articles 3 and 4 of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.       PROVISIONS RELATING TO RULES 17f-5 AND 17f-7

3.1. DEFINITIONS. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2. THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

         3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board of Trustees (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

         3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

         3.2.3 SCOPE OF DELEGATED RESPONSIBILITIES:

                  (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

                  (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

                  (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

         3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

         3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

         3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

         3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

         3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.3 ELIGIBLE SECURITIES DEPOSITORIES.

         3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

         3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES.

4.1 DEFINITIONS. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

         4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of

Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

         (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

         (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

         (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

         (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

         (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (xi)     in connection with the lending of foreign securities; and

         (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

         4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

         (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

         (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

         (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

         (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

         (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

         (vi) for payment of part or all of the dividends received in respect of securities sold short;

         (vii) in connection with the borrowing or lending of foreign securities; and

         (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The

Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11. TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. LIABILITY OF CUSTODIAN. Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.


                    [Remainder of page intentionally blank.]

         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



WITNESSED BY:                   STATE STREET BANK and TRUST COMPANY




/s/ Raelene S. LaPlante         By:    /s/ Ronald E. Logue
---------------------------            -----------------------------------------
Raelene S. LaPlante             Name:  Ronald E. Logue
V.P. and Assoc. Counsel         Title: Vice Chairman and Chief Operating Officer





WITNESSED BY:                   EACH OF THE FUNDS LISTED ON
                                APPENDIX A




/s/ Sara L. Badler              By:    /s/ A. Thomas Smith III
---------------------------            -----------------------------------------
Sara L. Badler                  Name:  A. Thomas Smith III
Assistant Secretary             Title: Vice President and Secretary

                                   APPENDIX A
                               As of May 24, 2001


Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Emerging Growth Fund
Van Kampen Enterprise Fund
Van Kampen Equity Income Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Income Corporate Bond Fund

VAN KAMPEN LIFE INVESTMENT TRUST
On behalf of its series
     Aggressive Growth Portfolio
     Asset Allocation Portfolio
     Comstock Portfolio
     Domestic Income portfolio
     Emerging Growth Portfolio
     Enterprise Portfolio
     Global Equity Portfolio
     Government Portfolio
     Growth and income Portfolio
     Money Market portfolio
     Select Growth Portfolio
     Strategic Stock Portfolio
     Technology Portfolio

Van Kampen Limited Maturity Government Fund
Van Kampen Pace Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund

VAN KAMPEN TAX-EXEMPT TRUST
On behalf of its series
     Van Kampen Technology Fund

Van Kampen U.S. Government Trust for Income

VAN KAMPEN EQUITY TRUST II
On behalf of its series
     Van Kampen Tax Managed Equity Growth Fund
     Van Kampen Technology Fund

                                   APPENDIX A
                               As of May 24, 2001


Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust

Van Kampen Prime Rate Income Trust
Van Kampen Senior Income Trust
Van Kampen Senior Floating Rate Fund

Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust for Insured Municipals
Van Kampen Trust for Investment Grade Municipals
Van Kampen Trust for Investment Grade California Municipals

Van Kampen Trust for Investment Grade Florida Municipals
Van Kampen Trust for Investment Grade New Jersey Municipals Van Kampen Trust for Investment Grade New York Municipals
Van Kampen Trust for Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust

Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust

Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust

Van Kampen Municipal Opportunity Trust II
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

Van Kampen Bond Fund
Van Kampen Income Trust

                                   APPENDIX A
                               As of May 24, 2001


VAN KAMPEN U.S. GOVERNMENT TRUST
On behalf of its series
     Van Kampen U.S. Government Fund

VAN KAMPEN TAX FREE TRUST
On behalf of its series
     Van Kampen Insured Tax Free Income Fund
     Van Kampen Tax Free High Income Fund
     Van Kampen California Insured Tax Free Fund
     Van Kampen Municipal Income Fund
     Van Kampen Intermediate Term Municipal Income Fund
     Van Kampen Florida Insured Tax Free Income Fund
     Van Kampen New York Insured Tax Free Income Fund

VAN KAMPEN TRUST
On behalf of its series
     Van Kampen High Yield Fund
     Van Kampen Managed Short Term Income Fund

VAN KAMPEN EQUITY TRUST
On behalf of its series
     Van Kampen Utility Fund
     Van Kampen Growth Fund
     Van Kampen Aggressive Growth Fund
     Van Kampen Small Cap Value Fund
     Van Kampen Small Cap Growth Fund
     Van Kampen Small Company Growth Fund
     Van Kampen Select Growth Fund
     Van Kampen Value Opportunities Fund

Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund


Van Kampen Exchange Fund

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Argentina                  Citibank, N.A.


Australia                  Westpac Banking Corporation


Austria                    Erste Bank der Osterreichischen
                           Sparkassen AG


Bahrain                    HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Bangladesh                 Standard Chartered Bank


Belgium                    Fortis Bank nv-sa


Bermuda                    The Bank of Bermuda Limited


Bolivia                    Citibank, N. A.


Botswana                   Barclays Bank of Botswana Limited


Brazil                     Citibank, N.A.


Bulgaria                   ING Bank N.V.


Canada                     State Street Trust Company Canada


Chile                      Citibank, N.A.


People's Republic          The Hongkong and Shanghai
of China                   Banking Corporation Limited,
                           Shanghai and Shenzhen branches


Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria




12/11/01                               1

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Costa Rica                 Banco BCT S.A.


Croatia                    Privredna Banka Zagreb d.d


Cyprus                     The Cyprus Popular Bank Ltd.


Czech Republic             Ceskoslovenska Obchodni
                           Banka, A.S.


Denmark                    Den Danske Bank


Ecuador                    Citibank, N.A.


Egypt                      Egyptian British Bank S.A.E.
                           (as delegate of The Hongkong
                           and Shanghai Banking Corporation
                           Limited)


Estonia                    Hansabank


Finland                    Merita Bank Plc.


France                     BNP Paribas, S.A.


Germany                    Dresdner Bank AG


Ghana                      Barclays Bank of Ghana Limited


Greece                     National Bank of Greece S.A.


Hong Kong                  Standard Chartered Bank


Hungary                    Citibank Rt.




12/11/01                               2

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Iceland                    Icebank Ltd.


India                      Deutsche Bank AG

                           The Hongkong and Shanghai
                           Banking Corporation Limited


Indonesia                  Standard Chartered Bank


Ireland                    Bank of Ireland


Israel                     Bank Hapoalim B.M.


Italy                      BNP Paribas, Italian Branch


Ivory Coast                Societe Generale de Banques
                           en Cote d'Ivoire


Jamaica                    Scotiabank Jamaica Trust and Merchant
                           Bank Ltd.


Japan                      The Fuji Bank, Limited

                           The Sumitomo Bank, Limited


Jordan                     HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Kazakhstan                 HSBC Bank Kazakhstan


Kenya                      Barclays Bank of Kenya Limited


Republic of Korea          The Hongkong and Shanghai Banking
                           Corporation Limited




12/11/01                               3

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Latvia                     A/s Hansabanka


Lebanon                    HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Lithuania                  Vilniaus Bankas AB


Malaysia                   Standard Chartered Bank Malaysia Berhad


Mauritius                  The Hongkong and Shanghai
                           Banking Corporation Limited


Mexico                     Citibank Mexico, S.A.


Morocco                    Banque Commerciale du Maroc


Namibia                    Standard Bank Namibia Limited               -


Netherlands                Fortis Bank (Nederland) N.V.


New Zealand                ANZ Banking Group (New Zealand) Limited


Nigeria                    Stanbic Merchant Bank Nigeria Limited


Norway                     Christiania Bank og Kreditkasse ASA


Oman                       HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)


Pakistan                   Deutsche Bank AG


Palestine                  HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)



12/11/01                               4

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Panama                     BankBoston, N.A.


Peru                       Citibank, N.A.


Philippines                Standard Chartered Bank


Poland                     Citibank (Poland) S.A.


Portugal                   Banco Comercial Portugues


Qatar                      HSBC Bank Middle East
                           (as delegate of The Hongkong and
                           Shanghai Banking Corporation Limited)

Romania                    ING Bank N.V.


Russia                     Credit Suisse First Boston AO - Moscow
                           (as delegate of Credit Suisse
                           First Boston - Zurich)


Singapore                  The Development Bank of Singapore Limited


Slovak Republic            Ceskoslovenska Obchodni Banka, A.S.


Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana


South Africa               Standard Bank of South Africa Limited


Spain                      Banco Santander Central Hispano S.A.


Sri Lanka                  The Hongkong and Shanghai
                           Banking Corporation Limited


Swaziland                  Standard Bank Swaziland Limited




12/11/01                               5

                                  STATE STREET                        SCHEDULE A
                             GLOBAL CUSTODY NETWORK
                                  SUBCUSTODIANS


COUNTRY                    SUBCUSTODIAN

Sweden                     Skandinaviska Enskilda Banken


Switzerland                UBS AG


Taiwan - R.O.C.            Central Trust of China


Thailand                   Standard Chartered Bank


Trinidad & Tobago          Republic Bank Limited


Tunisia                    Banque Internationale Arabe de Tunisie


Turkey                     Citibank, N.A.


Ukraine                    ING Bank Ukraine


United Kingdom             State Street Bank and Trust Company,
                           London Branch


Uruguay                    BankBoston, N.A.


Venezuela                  Citibank, N.A.


Vietnam                    The Hongkong and Shanghai
                           Banking Corporation Limited


Zambia                     Barclays Bank of Zambia Limited


Zimbabwe                   Barclays Bank of Zimbabwe Limited



12/11/01                               6

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Argentina                                            Caja de Valores S.A.


         Australia                                            Austraclear Limited

                                                              Reserve Bank Information and
                                                              Transfer System


         Austria                                              Oesterreichische Kontrollbank AG
                                                              (Wertpapiersammelbank Division)


         Belgium                                              Caisse Interprofessionnelle de Depots et
                                                              de Virements de Titres, S.A.

                                                              Banque Nationale de Belgique


         Brazil                                               Companhia Brasileira de Liquidacao e Custodia


         Bulgaria                                             Central Depository AD

                                                              Bulgarian National Bank


         Canada                                               Canadian Depository for Securities Limited


         Chile                                                Deposito Central de Valores S.A.


         People's Republic                                    Shanghai Securities Central Clearing &
         of China                                             Registration Corporation

                                                              Shenzhen Securities Central Clearing Co., Ltd.


         Colombia                                             Deposito Centralizado de Valores


         Costa Rica                                           Central de Valores S.A.



10/12/00                               1

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Croatia                                              Ministry of Finance

                                                              National Bank of Croatia

                                                              Sredisnja Depozitarna Agencija d.d.


         Czech Republic                                       Stredisko cennych papiru

                                                              Czech National Bank


         Denmark                                              Vaerdipapircentralen (Danish Securities Center)


         Egypt                                                Misr for Clearing, Settlement, and Depository


         Estonia                                              Eesti Vaartpaberite Keskdepositoorium


         Finland                                              Finnish Central Securities Depository


         France                                               Societe Interprofessionnelle pour la Compensation
                                                              des Valeurs Mobilieres


         Germany                                              Clearstream Banking AG, Frankfurt


         Greece                                               Bank of Greece,
                                                              System for Monitoring Transactions in
                                                              Securities in Book-Entry Form

                                                              Apothetirion Titlon AE - Central Securities
         Depository


         Hong Kong                                            Central Clearing and Settlement System

                                                              Central Money Markets Unit


         Hungary                                              Kozponti Elszamolohaz es Ertektar
                                                              (Budapest) Rt. (KELER)



10/12/00                               2

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         India                                                National Securities Depository Limited

                                                              Central Depository Services India Limited

                                                              Reserve Bank of India


         Indonesia                                            Bank Indonesia

                                                              PT Kustodian Sentral Efek Indonesia


         Ireland                                              Central Bank of Ireland
                                                              Securities Settlement Office


         Israel                                               Tel Aviv Stock Exchange Clearing
                                                              House Ltd. (TASE Clearinghouse)


         Italy                                                Monte Titoli S.p.A.

                                                              Banca d'Italia


         Ivory Coast                                          Depositaire Central - Banque de Reglement


         Jamaica                                              Jamaica Central Securities Depository


         Japan                                                Japan Securities Depository Center (JASDEC)
                                                              Bank of Japan Net System


         Kazakhstan                                           Central Depository of Securities


         Kenya                                                Central Bank of Kenya


         Republic of Korea                                    Korea Securities Depository


         Latvia                                               Latvian Central Depository



10/12/00                               3

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Lebanon                                              Custodian and Clearing Center of
                                                              Financial Instruments for Lebanon
                                                              and the Middle East (Midclear) S.A.L.
                                                              Banque du Liban


         Lithuania                                            Central Securities Depository of Lithuania


         Malaysia                                             Malaysian Central Depository Sdn. Bhd.

                                                              Bank Negara Malaysia,
                                                              Scripless Securities Trading and Safekeeping
                                                              System


         Mauritius                                            Central Depository and Settlement Co. Ltd.

                                                              Bank of Mauritius


         Mexico                                               S.D. INDEVAL
                                                              (Instituto para el Deposito de Valores)


         Morocco                                              Maroclear


         Netherlands                                          Nederlands Centraal Instituut voor
                                                              Giraal Effectenverkeer B.V. (NECIGEF)


         New Zealand                                          New Zealand Central Securities
                                                              Depository Limited


         Nigeria                                              Central Securities Clearing System Limited


         Norway                                               Verdipapirsentralen (Norwegian Central
                                                              Securities Depository)


         Oman                                                 Muscat Depository & Securities
                                                              Registration Company, SAOC



10/12/00                               4

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Pakistan                                             Central Depository Company of Pakistan Limited

                                                              State Bank of Pakistan


         Palestine                                            Clearing Depository and Settlement, a department
                                                              of the Palestine Stock Exchange


         Peru                                                 Caja de Valores y Liquidaciones, Institucion de
                                                              Compensacion y Liquidacion de Valores S.A


         Philippines                                          Philippine Central Depository, Inc.

                                                              Registry of Scripless Securities
                                                              (ROSS) of the Bureau of Treasury


         Poland                                               National Depository of Securities
                                                              (Krajowy Depozyt Papierow Wartos<180>ciowych SA)

                                                              Central Treasury Bills Registrar


         Portugal                                             Central de Valores Mobiliarios


         Qatar                                                Central Clearing and Registration (CCR), a
                                                              department of the Doha Securities Market


         Romania                                              National Securities Clearing, Settlement and
                                                              Depository Company

                                                              Bucharest Stock Exchange Registry Division

                                                              National Bank of Romania


         Singapore                                            Central Depository (Pte) Limited

                                                              Monetary Authority of Singapore



10/12/00                               5

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Slovak Republic                                      Stredisko cennych papierov

                                                              National Bank of Slovakia


         Slovenia                                             Klirinsko Depotna Druzba d.d.


         South Africa                                         Central Depository Limited

                                                              Share Transactions Totally Electronic
                                                              (STRATE) Ltd.


         Spain                                                Servicio de Compensacion y
                                                              Liquidacion de Valores, S.A.

                                                              Banco de Espana, Central de Anotaciones en Cuenta


         Sri Lanka                                            Central Depository System (Pvt) Limited


         Sweden                                               Vardepapperscentralen  VPC AB
                                                              (Swedish Central Securities Depository)


         Switzerland                                          SegaIntersettle AG (SIS)


         Taiwan - R.O.C.                                      Taiwan Securities Central Depository Co., Ltd.


         Thailand                                             Thailand Securities Depository Company Limited


         Tunisia                                              Societe Tunisienne Interprofessionelle pour la
                                                              Compensation et de Depots des Valeurs Mobilieres


         Turkey                                               Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                                              Central Bank of Turkey



10/12/00                               6

                                   STATE STREET                       SCHEDULE B
                             GLOBAL CUSTODY NETWORK
                    DEPOSITORIES OPERATING IN NETWORK MARKETS


         COUNTRY                                              DEPOSITORIES

         Ukraine                                              National Bank of Ukraine

         United Kingdom                                       Central Gilts Office and
                                                              Central Money Markets Office


         Venezuela                                            Banco Central de Venezuela


         Zambia                                               LuSE Central Shares Depository Limited

                                                              Bank of Zambia


TRANSNATIONAL

         Euroclear

         Clearstream Banking AG




10/12/00                               7

                                   SCHEDULE C

                               MARKET INFORMATION

PUBLICATION/TYPE OF INFORMATION                           BRIEF DESCRIPTION
-------------------------------                           -----------------
(FREQUENCY)


The Guide to Custody in World Markets       An overview of safekeeping and settlement practices and procedures
(annually)                                  in each market in which State Street Bank and Trust Company offers custodial services.

Global Custody Network Review               Information relating to the operating history and structure of
(annually)                                  depositories and subcustodians located in the markets in which State
                                            Street Bank and Trust Company offers custodial services, including transnational depositories.

Global Legal Survey                         With respect to each market in which State Street Bank and Trust
(annually)                                  Company offers custodial services, opinions relating to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or
                                            Foreign Securities System, (ii) the Fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or
                                            Foreign Securities System, (iii) the Fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities
                                            System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.

Subcustodian Agreements                     Copies of the subcustodian contracts State Street Bank and Trust
(annually)                                  Company has entered into with each subcustodian in the markets in which State Street Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):                 Developments of interest to investors in the markets in which State
                                            Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories (as
necessary):                                 With respect to markets in which State Street Bank and Trust Company offers custodial services which exhibit special custody risks, developments which may impact State Street's ability to deliver expected levels of service.

                                                                    EXHIBIT 10.1

                     TRANSFER AGENCY AND SERVICE AGREEMENT


     AGREEMENT made as of the 31st day of May, 1997 by and between each of the VAN KAMPEN AMERICAN CAPITAL OPEN END FUNDS set forth on Schedule "A" hereto, which are organized under the laws of the state and as the entities set forth in Schedule "A" hereto (collectively, the "Funds"), and ACCESS INVESTOR SERVICES, INC., a Delaware corporation ("ACCESS").

                                 R E C I T A L:
                                 -------------

     WHEREAS, each of the Funds desires to appoint ACCESS as its transfer agent, dividend disbursing agent and shareholder service agent and ACCESS desires to accept such appointments;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Article 1. Terms of Appointment; Duties of ACCESS.
           ---------------------------------------

     1.01 Subject to the terms and conditions set forth in this Agreement, each of the Funds hereby employs and appoints ACCESS as its transfer agent, dividend disbursing agent and shareholder service agent.

     1.02 ACCESS hereby accepts such employment and appointments and agrees that on and after the effective date of this Agreement it will act as the transfer agent, dividend disbursing agent and shareholder service agent for each of the Funds on the terms and conditions set forth herein.

     1.03 ACCESS agrees that its duties and obligations hereunder will be performed in a competent, efficient and workmanlike manner with due diligence in accordance with reasonable industry practice, and that the necessary facilities, equipment and personnel for such performance will be provided.

     1.04 For a period of one year commencing on the effective date of this Agreement, ACCESS and each of the Funds agree that the retention of (i) the chief executive officer, president, chief financial officer, chief operating officer and secretary of ACCESS and (ii) each director, officer and employee of ACCESS or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Funds (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Funds and the Funds' shareholders. In connection with ACCESS's acceptance of employment hereunder, ACCESS hereby agrees and covenants for itself and on behalf of its Affiliates that neither ACCESS nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Funds in a timely manner. In addition, neither ACCESS nor any Affiliate of ACCESS shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Funds in a timely manner.

     1.05 In order to assure compliance with section 1.03 and to implement a cooperative effort to improve and maintain the quality of transfer agency, dividend disbursing and shareholder services received by each of the Funds and their shareholders, ACCESS agrees to provide and maintain quantitative performance objectives, including maximum target turn-around times and maximum target error rates, for the various services provided hereunder. ACCESS also agrees to provide a reporting system designed to provide the Board of Trustees of each of the Funds (the "Board") on a quarterly basis with quantitative data comparing actual performance for the period with the performance objectives. The foregoing procedures are designed to provide a basis for continuing monitoring by the Board of the quality of services rendered hereunder.

Article 2. Fees and Expenses.
           ------------------

     2.01 For the services to be performed by ACCESS pursuant to this Agreement, each of the Funds agrees to pay ACCESS the fees provided in the fee schedules agreed upon from time to time by each of the Funds and ACCESS.

     2.02 In addition to the amounts paid under section 2.01 above, each of the Funds agrees to reimburse ACCESS promptly for such Fund's reasonable out-of-pocket expenses or advances paid on its behalf by ACCESS in connection with its performance under this Agreement for postage, freight, envelopes, checks, drafts, continuous forms, reports and statements, telephone, telegraph, costs of outside mailing firms, necessary outside record storage costs, media for storage of records (e.g., microfilm, microfiche and computer tapes) and printing costs incurred due to special requirements of such Fund. In addition, any other special out-of-pocket expenses paid by ACCESS at the specific request of any of the Funds will be promptly reimbursed by the requesting Fund.
Postage for mailings of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to ACCESS by the concerned Fund three business days prior to the mailing date of such materials.

Article 3.  Representations and Warranties of Access.
            -----------------------------------------

            ACCESS represents and warrants to each of the Funds that:


     3.01 It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     3.02 It is duly qualified to carry on its business in each jurisdiction in which the nature of its business requires it to be so qualified.

     3.03 It is empowered under applicable laws and regulations and by its charter and bylaws to enter into and perform this Agreement.

     3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     3.05 It has and will continue to have during the term of this Agreement access to the necessary facilities, equipment and personnel to perform its duties and obligations hereunder.

     3.06 It will maintain a system regarding "as of" transactions as follows:

           (a) Each "as of" transaction effected at a price other than that in effect on the day of processing for which an estimate has not been given to any of the affected Funds and which is necessitated by ACCESS' error, or delay for which ACCESS is responsible or which could have been avoided through the exercise of reasonable care, will be identified, and the net effect of such transactions determined, on a daily basis for each such Fund.
           (b) The cumulative net effect of the transactions included in paragraph (a) above will be determined each day throughout each month. If, on any day during the month, the cumulative net effect upon any Fund is negative and exceeds an amount equivalent to 1/2 of 1 cent per share of such Fund, ACCESS shall promptly make a payment to such Fund (in cash or through use of a credit as described in paragraph (c) below) in such amount as necessary to reduce the negative cumulative net effect to less than 1/2 of 1 cent per share of such Fund. If on the last business day of the month the cumulative net effect (adjusted by the amount of any payments or credits used pursuant to the preceding sentence) upon any Fund is negative, such Fund shall be entitled to a reduction in the monthly transfer agency fee next payable by an equivalent amount, except as provided in paragraph (c) below. If on the last business day of the month the cumulative net effect (similarly adjusted) upon any Fund is positive, ACCESS shall be entitled to recover certain past payments, credits used and reductions in fees, and to a credit against all future payments and fee reductions made under this paragraph to such Fund, as described in paragraph (c) below.

           (c) At the end of each month, any positive cumulative net effect upon any Fund shall be deemed to be a credit to ACCESS which shall first be applied to recover any payments, credits used and fee reductions made by ACCESS to such Fund under paragraph (b) above during the calendar year by increasing the amount of the monthly transfer agency fee next payable in an amount equal to prior payments, credits used and fee reductions made during such year, but not exceeding the sum of that month's credit and credits arising in prior months during such year to the extent such prior credits have not previously been utilized as contemplated by this paragraph (c). Any portion of a credit to ACCESS not so used shall remain as a credit to be used as payment against the amount of any future negative cumulative net effects which would otherwise require a payment, use of a credit or fee reduction to such Fund pursuant to paragraph (b) above.

Article 4. Representations and Warranties of the Funds.
           --------------------------------------------

           Each of the Funds hereby represents and warrants on behalf of itself only and not on behalf of any other Funds which are a party to this Agreement that:

     4.01 It is duly organized and existing and in good standing under the laws of the commonwealth or state set forth in Schedule "A" hereto.

     4.02 It is empowered under applicable laws and regulations and by its Declaration of Trust and by-laws to enter into and perform this Agreement.

     4.03 All requisite proceedings have been taken by its Board to authorize it to enter into and perform this Agreement.

     4.04 It is an open-end, management investment company registered under the Investment Company Act of 1940, as amended.

     4.05 A registration statement under the Securities Act of 1933, as amended, is currently effective and will remain effective, and appropriate state securities laws filings have been made and will continue to be made, with respect to all of its shares being offered for sale.

Article 5. Indemnification.
           ---------------
     5.01 ACCESS shall not be responsible for and each of the Funds shall indemnify and hold ACCESS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Losses") arising out of or attributable to:

           (a) All actions of ACCESS required to be taken by ACCESS for the benefit of such Fund pursuant to this Agreement, provided that ACCESS has acted in good faith with due diligence and without negligence or willful misconduct.

           (b) The reasonable reliance by ACCESS on, or reasonable use by ACCESS of, information, records and documents which have been prepared or maintained by or on behalf of such Fund or have been furnished to ACCESS by or on behalf of such Fund.

           (c) The reasonable reliance by ACCESS on, or the carrying out by ACCESS of, any instructions or requests of such Fund.

           (d) The offer or sale of such Fund's shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such shares in such state unless such violation results from any failure by ACCESS to comply with written instructions of such Fund that no offers or sales of such Fund's shares be made in general or to the residents of a particular state.

           (e) Such Fund's refusal or failure to comply with the terms of this Agreement, or such Fund's lack of good faith, negligence or willful misconduct or the breach of any representation or warranty of such Fund hereunder. Notwithstanding the foregoing, no Fund shall be required to indemnify or hold ACCESS harmless from and against any Losses arising out of or attributable to any action or failure to take action, or any information, records or documents prepared or maintained, on behalf of the Fund by the Fund's investment adviser or distributor, or any person providing fund accounting or legal services to the Fund that is also an officer or employee of Van Kampen American Capital, Inc. or its subsidiaries unless such person or entity is otherwise entitled to indemnification from the Fund.

     5.02 ACCESS shall indemnify and hold harmless each of the Funds from and against any and all Losses arising out of or attributable to ACCESS' refusal or failure to comply with the terms of this Agreement, or ACCESS' lack of good faith, or its negligence or willful misconduct, or the breach of any representation or warranty of ACCESS hereunder.

     5.03 At any time ACCESS may apply to any authorized officer of any of the Funds for instructions, and may consult with any of the Funds' legal counsel, at the expense of such concerned Fund, with respect to any matter arising in connection with the services to be performed by ACCESS under this Agreement, and ACCESS shall not be liable and shall be indemnified by such concerned Fund for any action taken or omitted by it in good faith in reasonable reliance upon such instructions or upon the opinion of such counsel. ACCESS shall be protected and indemnified in acting upon any paper or document reasonably believed by ACCESS to be genuine and to have been signed by the proper person or persons and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the concerned Fund. ACCESS shall also be protected and indemnified in recognizing stock certificates which ACCESS reasonably believes to bear the proper manual or facsimile signatures of the officers of the concerned Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

     5.04 In the event that any party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage, or other causes reasonably beyond its control, such party shall not be liable to the other for any damages resulting from such failure to perform or otherwise from such causes.

     5.05 In no event and under no circumstances shall any party to this Agreement be liable to another party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

     5.06 In order that the indemnification provisions contained in this
Article 5 shall apply, upon the assertion of a claim for which one party may be required to indemnify another, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.

The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

Article 6.  Covenants of Each of the Funds and ACCESS.
            ------------------------------------------
       6.01  Each of the Funds shall promptly furnish to ACCESS the following:

           (a) Certified copies of the resolution of its Board authorizing the appointment of ACCESS and the execution and delivery of this Agreement.
           (b) Certified copies of its Declaration of Trust or Articles of Incorporation and by-laws and all amendments thereto.

           6.02 ACCESS hereby agrees to maintain facilities and procedures reasonably acceptable to each of the Funds for safekeeping of share certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

           6.03 ACCESS shall keep records relating to the services to be performed hereunder in the form and manner as it may deem advisable; provided, however, that all accounts, books and other records of each of the Funds (hereinafter referred to as "Fund Records") prepared or maintained by ACCESS hereunder shall be maintained and kept current in compliance with Section 31 of the Investment Company Act of 1940 and the Rules thereunder (such Section and Rules being hereinafter referred to as the "1940 Act Requirements"). To the extent required by the 1940 Act Requirements, ACCESS agrees that all Fund Records prepared or maintained by ACCESS hereunder are the property of the concerned Fund and shall be preserved and made available in accordance with the 1940 Act Requirements, and shall be surrendered promptly to the concerned Fund on its request. ACCESS agrees at such reasonable times as may be requested by the Board and at least quarterly to provide (i) written confirmation to the Board that all Fund Records are maintained and kept current in accordance with the 1940 Act Requirements, and (ii) such other reports regarding its performance hereunder as may be reasonably requested by the Board.

           6.04 ACCESS and each of the Funds agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

           6.05 In case of any requests or demands for the inspection of any of the Fund Records, ACCESS will endeavor to notify each of the concerned
Funds and to secure instructions from an authorized officer of each of the concerned Funds as to such inspection. ACCESS reserves the right, however, to exhibit such Fund Records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit such Fund records to such person.

Article 7. Term and Termination Of Agreement.
           ----------------------------------
           7.01 The initial term of this Agreement shall expire May 31, 1999, and thereafter this Agreement shall automatically be renewed for successive one year periods to begin on June 1 of each year unless any party provides notice to the other party at least 120 days in advance of that date that this Agreement is not to be renewed.

           7.02 Notwithstanding the foregoing, any party may terminate this Agreement for good and reasonable cause at any time by giving written notice to the other party at least 60 days prior to the date on which such termination is to be effective or such shorter period as may be required by law.

           7.03 Any unpaid fees or reimbursable expenses payable to ACCESS at the termination date of this Agreement shall be due on that termination date. ACCESS agrees to use its best efforts to cooperate with the Funds and the successor transfer, dividend disbursement, or shareholder servicing agent or agents in accomplishing an orderly transition.

Article 8. Miscellaneous.
           --------------
          8.01 Except as provided in section 8.03 below, neither this Agreement nor any rights or obligations hereunder may be assigned by any party without the written consent of ACCESS or the concerned Fund, as the case may be; provided, however, that no consent shall be required for any merger of any of the Funds with, or any sale of all or substantially all the assets of any of the Funds to, another investment company.


           8.02 This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

           8.03 ACCESS may, without further consent on the part of any of the Funds, subcontract with DST, Inc., a Missouri corporation, or any other qualified servicer, for the performance of data processing activities; provided, however, that ACCESS shall be as fully responsible to each of the Funds for the acts and omissions of DST, Inc. or other qualified servicer as it is for its own acts and omissions.

           8.04 Without the prior approval of the Boards of Trustees of the Funds, ACCESS shall not, directly or indirectly, provide services, including services such as transfer agent, dividend disbursing agent or shareholder service agent, to any investment companies.

           8.05 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any prior agreement with respect thereto, whether oral or written, and this Agreement may not be modified except by written instrument executed by the affected parties.

           8.06 The execution of this Agreement has been authorized by the Funds' Trustees. This Plan is executed on behalf of the Funds or the Trustees of the Funds as Trustees and not individually and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Funds individually but are binding only upon the assets and property of the Funds. A Certificate of Trust in respect of each of the Funds is on file with the appropriate state agency.

           8.07 For each of those Funds which have one or more portfolios as set forth in Schedule "A" hereto, all obligations of those Funds under this Agreement shall apply only on a portfolio-by-portfolio basis and the assets of one portfolio shall not be liable for the obligations of any other.

           8.08 In the event of a change in the business or regulatory environment affecting all or any portion of this Agreement, the parties hereto agree to renegotiate such affected portions in good faith.

           8.09 All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

           8.10 (a) Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be finally settled by arbitration in accordance with the Expedited Procedures of the commercial arbitration Rules of the American Arbitration Association (the "AAA") then in effect (the "Rules"). The arbitration shall be held in Chicago, Illinois.

           (b) There shall be one arbitrator who shall be selected jointly by the parties. If the parties are unable to agree on an arbitrator within 15 days after a demand for arbitration is made by a party, the arbitrator shall be appointed by the AAA in accordance with the Rules. The hearing shall be held within 90 days of the appointment of the arbitrator. Notwithstanding the Expedited Procedures of the Rules, the arbitrator, at his discretion, may schedule additional days of hearings.

           (c) Either party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief in aid of arbitration, pending the establishment of the arbitral tribunal.
           The parties hereby submit to the exclusive jurisdiction of the federal and state courts located in the northern district of the state of Illinois for any such relief in aid of arbitration, or for any relief relating to arbitration, except for the enforcement of an arbitral award which may be enforced in any court having jurisdiction.

           (d) Any arbitration proceedings or award rendered hereunder and the validity, effect and interpretation of Section 8.10 shall be governed by the Federal Arbitration Act (9 U.S.C. Sections 1 et
                                                                        --
           seq.)  The award shall be final and binding upon the parties.
           ---
           Judgment upon any award may be entered in any court having jurisdiction.

           (e) This Agreement and the rights and obligations of the Parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf and through their duly authorized officers, as of the date first above written.


                                        EACH OF THE VAN KAMPEN AMERICAN CAPITAL
                                        OPEN END FUNDS LISTED ON SCHEDULE
                                        "A" HERETO



                                        BY: /s/ Ronald A. Nyberg
                                           ----------------------------------
                                                   Vice President




ATTEST:

/s/ Nicholas Dalmaso
- ----------------------------------
     Assistant Secretary



                                        ACCESS INVESTOR SERVICES, INC.



                                        BY: /s/ Paul R. Wolkenberg
                                           ---------------------------------
                                           President and Chief Executive Officer




ATTEST:
/s/ Huey P. Falgout
- ---------------------------------
     Assistant Secretary

                                  SCHEDULE "A"
                                  ------------
                   VAN KAMPEN AMERICAN CAPITAL OPEN-END FUNDS




                                                                                 Organization Type
                          Fund Name                               State of        [Business Trust
                    (including Portfolios)                      Organization           "T"]
=====================================================================================================
Van Kampen American Capital Aggressive Growth Fund                   DE                 T
Van Kampen American Capital California Insured Tax Free Fund         DE                 T
Van Kampen American Capital Comstock Fund                            DE                 T
Van Kampen American Capital Corporate Bond Fund                      DE                 T
Van Kampen American Capital Emerging Growth Fund                     DE                 T
Van Kampen American Capital Enterprise Fund                          DE                 T
Van Kampen American Capital Equity Income Fund                       DE                 T
Van Kampen American Capital Florida Insured Tax Free Income Fund     DE                 T
Van Kampen American Capital Foreign Securities Fund                  DE                 T
Van Kampen American Capital Global Managed Assets Fund               DE                 T
Van Kampen American Capital Government Securities Fund               DE                 T
Van Kampen American Capital Government Target Fund                   DE                 T
Van Kampen American Capital Great American Companies Fund            DE                 T
Van Kampen American Capital Growth Fund                              DE                 T
Van Kampen American Capital Growth and Income Fund                   DE                 T
Van Kampen American Capital Harbor Fund                              DE                 T
Van Kampen American Capital High Income Corporate Bond Fund          DE                 T
Van Kampen American Capital High Yield Fund                          DE                 T
Van Kampen American Capital Insured Tax Free Income Fund             DE                 T
Van Kampen American Capital Intermediate Term Municipal Income Fund  DE                 T

                                                                                 Organization Type
                          Fund Name                               State of        [Business Trust
                    (including Portfolios)                      Organization           "T"]
=====================================================================================================
Van Kampen American Capital Life Investment Trust                    DE                 T
        Asset Allocation Portfolio
        Domestic Income Portfolio
        Emerging Growth Portfolio
        Enterprise Portfolio
        Global Equity Portfolio
        Government Portfolio
        Growth and Income Portfolio
        Money Market Portfolio
        Morgan Stanley Real Estate Securities Portfolio
        Strategic Stock Portfolio

Van Kampen American Capital Limited Maturity Government Fund         DE                 T
Van Kampen American Capital Municipal Income Fund                    DE                 T
Van Kampen American Capital New Jersey Tax Free Income Fund          DE                 T
Van Kampen American Capital New York Tax Free Income Fund            DE                 T
Van Kampen American Capital Pace Fund                                DE                 T
Van Kampen American Capital Pennsylvania Tax Free Income Fund        PA                 T
Van Kampen American Capital Prospector Fund                          DE                 T
Van Kampen American Capital Real Estate Securities Fund              DE                 T
Van Kampen American Capital Reserve Fund                             DE                 T
Van Kampen American Capital Short-Term Global Income Fund            DE                 T
Van Kampen American Capital Small Capitalization Fund                DE                 T
Van Kampen American Capital Strategic Income Fund                    DE                 T
Van Kampen American Capital Tax-Exempt Trust                         DE                 T
       Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital Tax Free High Income Fund                DE                 T
Van Kampen American Capital Tax Free Money Fund                      DE                 T
Van Kampen American Capital U.S. Government Fund                     DE                 T
Van Kampen American Capital U.S. Government Trust for Income         DE                 T
Van Kampen American Capital Utility Fund                             DE                 T
Van Kampen American Capital Value Fund                               DE                 T

                                                                                 Organization Type
                          Fund Name                               State of        [Business Trust
                    (including Portfolios)                      Organization           "T"]
=====================================================================================================
Van Kampen American Capital World Portfolio Series Trust             DE                 T
Van Kampen American Capital Global Equity Fund
Van Kampen American Capital Global Government Securities
    Fund

                                                                    EXHIBIT 10.2


                            FUND ACCOUNTING AGREEMENT



         THIS AGREEMENT, dated May 31, 1997, by and between the parties set forth in Schedule A hereto (designated collectively hereafter as the "Funds") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP., a Delaware corporation ("Advisory Corp.").


                              W I T N E S S E T H:


         WHEREAS, each of the Funds is registered as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Advisory Corp. has the capability of providing certain accounting services to the Funds; and

         WHEREAS, each desires to utilized Advisory Corp. in the provision of such accounting services; and

         WHEREAS, Advisory Corp. intends to maintain its staff in order to accommodate the provision of all such services.

         NOW THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Advisory Corp. As agent, Advisory Corp. shall provide each of the Funds the accounting services ("Accounting Services") as set forth in Paragraph 2 of this Agreement. Advisory Corp. accepts such appointment and agrees to furnish the Accounting Services in return for the compensation provided in Paragraph 3 of this Agreement.

2. Accounting Services to be Provided. Advisory Corp. will provide to each respective Fund accounting related services in connection with the maintenance of the financial records of such Fund, including without limitation: (i) maintenance of the general ledger and other financial books and records; (ii) processing of portfolio transactions; (iii) coordination of the valuation of portfolio securities; (iv) calculation of the Fund's net asset value; (v) coordination of financial and regulatory reporting; (vi) preparation of financial reports for each Fund's Board of Trustees; (vii) coordination of tax and financial compliance issues; (viii) the establishment and maintenance of accounting policies; (ix) recommendations with respect to dividend policies; (x) preparation of each Fund's financial reports and other accounting and tax related notice information to shareholders; and (xi) the assimilation and interpretation of accounting data for meaningful management review. Advisory Corp. shall provide accurate maintenance of each Fund's financial books and records as required by the applicable securities statutes and regulations, and shall hire persons (collectively the "Accounting Service Group") as needed to provide such Accounting Services.

3. Expenses and Reimbursements. Advisory Corp. shall be reimbursed by the Funds for all costs and services incurred in connection with the provision of the aforementioned Accounting Services ("Accounting Service Expenses"), including but not limited to all salary and related benefits paid to the personnel of the Accounting Service Group, overhead and expenses related to office space and related equipment and out-of-pocket expenses.

         The Accounting Services Expenses will be paid by Advisory Corp. and reimbursed by the Funds. Advisory Corp. will tender to each Fund a monthly invoice as of the last business day of each month which shall certify the total support service expenses expended. Except as provided herein, Advisory

Corp. will receive no other compensation in connection with Accounting Services rendered in accordance with this Agreement.

4. Payment for Accounting Service Expenses Among the Funds. As to one quarter (25%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on the number of classes of shares of beneficial interest that each respective Fund has issued. As to the remaining three quarters (75%) of the Accounting Service Expenses incurred under the Agreement, the expense shall be allocated between all Funds based on their relative net assets. For purposes of determining the percentage of expenses to be allocated to any Fund, the liquidation preference of any preferred shares issued by any such Fund shall not be considered a liability of such Fund for the purposes of calculating relative net assets of such Fund.

5. Maintenance of Records. All records maintained by Advisory Corp. in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Advisory Corp. for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Advisory Corp. Advisory Corp. shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the fund in carrying out the terms and provisions of the Agreement if done in good faith and without gross negligence or misconduct on the part of Advisory Corp., its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Advisory Corp. harmless from all lost, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Advisory Corp. resulting from: (a) any claim, demand, action or suit in connection with Advisory Corp.'s acceptance of this Agreement; (b) any action or omission by Advisory Corp. in the performance of its duties hereunder; (c) Advisory Corp.'s acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Advisory Corp.'s acting upon information provided by the Fund in form and under policies agreed to by Advisory Corp. and the Fund. Advisory Corp. shall not be entitled to such indemnification in respect of actions or omissions constituting gross negligence or willful misconduct of Advisory Corp. or its agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, Advisory Corp. shall give the Fund reasonable opportunity to defend against said claim in its own name or in the name of Advisory Corp.

8. Indemnification By Advisory Corp. Advisory Corp. will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Advisory Corp.'s failure to comply with the terms of this Agreement or which arises out of the gross negligence or willful misconduct of Advisory Corp. or its agents or contractors; provided that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to confessing any claim against it which may be subject to this indemnification, the Fund shall give Advisory Corp. reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers or shareholders of both the Funds and Advisory Corp. (including Advisory Corp.'s affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect through May, 1998, and thereafter from year to year, if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. This Agreement may be modified or amended from time to time by mutual agreement between the parties hereto and may be terminated after May, 1998, by at least sixty (60) days' written notice given by one party to the others. Upon termination hereof, each Fund shall pay to Advisory Corp. such compensation as may be due as of the date of such termination and shall likewise reimburse Advisory Corp. for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for with Advisory Corp., any subsidiary or affiliate serves as investment advisor or distributor if such amendment is approved by the President of each Fund.

12. Assignment. Any interest of Advisory Corp. under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Funds. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Funds.

13. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

14. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have caused this amended and restated Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:    /s/ Ronald A. Nyberg
   --------------------------------------------
         Ronald A. Nyberg, Vice President





VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.



By:    /s/ Dennis J. McDonnell
   ---------------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen American Capital Municipal Income Trust
Van Kampen American Capital California Municipal Trust
Van Kampen American Capital High Income Trust
Van Kampen American Capital High Income Trust II
Van Kampen American Capital Investment Grade Municipal Trust
Van Kampen American Capital Municipal Trust
Van Kampen American Capital California Quality Municipal Trust
Van Kampen American Capital Florida Quality Municipal Trust
Van Kampen American Capital New York Quality Municipal Trust
Van Kampen American Capital Ohio Quality Municipal Trust
Van Kampen American Capital Pennsylvania Quality Municipal Trust
Van Kampen American Capital Trust For Insured Municipals
Van Kampen American Capital Trust For Investment Grade Municipals
Van Kampen American Capital Trust For Investment Grade California Municipals Van Kampen American Capital Trust For Investment Grade Florida Municipals
Van Kampen American Capital Trust For Investment Grade New Jersey Municipals Van Kampen American Capital Trust For Investment Grade New York Municipals
Van Kampen American Capital Trust For Investment Grade Pennsylvania Municipals Van Kampen American Capital Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust
Van Kampen American Capital Advantage Pennsylvania Municipal Income Trust
Van Kampen American Capital Strategic Sector Municipal Trust
Van Kampen American Capital Value Municipal Income Trust
Van Kampen American Capital California Value Municipal Income Trust
Van Kampen American Capital Massachusetts Value Municipal Income Trust
Van Kampen American Capital New Jersey Value Municipal Income Trust
Van Kampen American Capital New York Value Municipal Income Trust
Van Kampen American Capital Ohio Value Municipal Income Trust
Van Kampen American Capital Pennsylvania Value Municipal Income Trust
Van Kampen American Capital Municipal Opportunity Trust II
Van Kampen American Capital Florida Municipal Opportunity Trust
Van Kampen American Capital Advantage Municipal Income Trust II
Van Kampen American Capital Select Sector Municipal Trust


INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC. ("MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
  on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

OPEN END FUNDS


III. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

Van Kampen American Capital Comstock Fund ("Comstock Fund")
Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
Van Kampen American Capital Global Managed Assets Fund ("Global Managed Assets Funds")
Van Kampen American Capital Government Securities Fund ("Government Securities Fund")
Van Kampen American Capital Government Target Fund ("Government Target Fund") Van Kampen American Capital Growth and Income Fund ("Growth and Income Fund") Van Kampen American Capital Harbor Fund ("Harbor Fund")
Van Kampen American Capital High Income Corporate Bond Fund ("High Income Corporate Bond Fund")



Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Real Estate Securities Portfolio ("LIT Real Estate Securities Portfolio") Growth and Income Portfolio ("LIT Growth and Income Portfolio")

Van Kampen American Capital Limited Maturity Government Fund ("Limited Maturity
       Government Fund")
Van Kampen American Capital Pace Fund ("Pace Fund")
Van Kampen American Capital Real Estate Securities Fund ("Real Estate
       Securities Fund")
Van Kampen American Capital Reserve Fund ("Reserve Fund")
Van Kampen American Capital Small Capitalization Fund ("Small Capitalization
       Fund")

Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
   Van Kampen American Capital High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen American Capital U.S. Government Trust for Income ("U.S. Government
      Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
   on behalf of its series
Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

Van Kampen American Capital Tax Free Trust ("Tax Free Trust")
   on behalf of its series
Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
        Income Fund")
Van Kampen American Capital Tax Free High Income Fund ("Tax Free High Income
        Fund")
Van Kampen American Capital California Insured Tax Free Fund ("California
        Insured Tax Free Fund")
Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
        (Intermediate Term Municipal Income Fund")
Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
        Insured Tax Free Income Fund")
Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey Tax
        Free Income Fund")
Van Kampen American Capital New York Tax Free Income Fund  ("New York Tax Free
        Income Fund")
Van Kampen American Capital California Tax  Free Income Fund ("California Tax
        Free Income Fund")
Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax Free
        Income Fund")
Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax Free
        Income Fund")
Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free Income
        Fund")

Van Kampen American Capital Trust ("VKAC Trust")
Van Kampen American Capital High Yield Fund ("High Yield Fund")
Van Kampen American Capital Short-Term Global Income Fund ("Short-Term Global
        Income Fund")
Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

Van Kampen American Capital Equity Trust ("Equity Trust")
   on behalf of its series
Van Kampen American Capital Utility Fund ("Utility Fund")
Van Kampen American Capital Growth Fund ("Growth Fund")
Van Kampen American Capital Value Fund ("Value Fund")
Van Kampen American Capital Great American Companies Fund ("Great American
        Companies Fund")
Van Kampen American Capital Prospector Fund ("Prospector Fund")
Van Kampen American Capital Aggressive Growth Fund ("Aggressive Growth Fund")

Van Kampen American Capital Foreign Securities Fund ("Foreign Securities Fund")

Van Kampen American Capital Pennsylvania Tax Free Income Fund ("Pennsylvania
        Tax Free Income Fund")

Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

                                                                  EXHIBIT 10.2.1

                              AMENDMENT NUMBER SIX

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

         THIS AMENDMENT NUMBER SIX, dated May 31, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H


         WHEREAS, the Funds wish to amend the current Fund Accounting Agreement in accordance with the terms set forth by the Boards of Trustees/Directors of the Van Kampen Open End Funds at a Meeting held on April 17, 2000 and the Boards of Trustees of the Van Kampen Closed End Funds at a Meeting held on May 30, 2000;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that the Agreement be amended to add Section 13 and renumber the remaining Sections of the Agreement as follows:

         13. Delegation of Accounting Services. Advisory Corp. may delegate the provision of all or a portion of the Advisory Services contemplated herein to such other parties as may be approved by the Board of each Fund. In the event of any such delegation, the Funds shall reimburse Advisory Corp. for expense related to those Accounting Services provided by Advisory Corp., and shall pay such sub-accounting agents such compensation as may be agreed from time to time by the Funds and the sub-accounting agent. In the event of such delegation, Advisory Corp. shall oversee the activities of such sub-accounting agent on behalf of the Funds.

         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
         Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

         15. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         16. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

         17. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

         18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:  /s/ A. Thomas Smith III
   ----------------------------------
         A. Thomas Smith III
         Vice President and Secretary



VAN KAMPEN INVESTMENT ADVISORY CORP.



By:  /s/ John L. Sullivan
   ----------------------------------
         John L. Sullivan
         Senior Vice President

                                   SCHEDULE A

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

        CLOSED END FUNDS
        Van Kampen Municipal Income Trust
        Van Kampen California Municipal Trust
        Van Kampen High Income Trust
        Van Kampen High Income Trust II
        Van Kampen Investment Grade Municipal Trust
        Van Kampen Municipal Trust
        Van Kampen California Quality Municipal Trust
        Van Kampen Florida Quality Municipal Trust
        Van Kampen New York Quality Municipal Trust
        Van Kampen Ohio Quality Municipal Trust
        Van Kampen Pennsylvania Quality Municipal Trust
        Van Kampen Trust For Insured Municipals
        Van Kampen Trust For Investment Grade Municipals
        Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
        Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
        Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
        Van Kampen Advantage Municipal Income Trust
        Van Kampen Advantage Pennsylvania Municipal Income Trust
        Van Kampen Strategic Sector Municipal Trust
        Van Kampen Value Municipal Income Trust
        Van Kampen California Value Municipal Income Trust
        Van Kampen Massachusetts Value Municipal Income Trust
        Van Kampen New Jersey Value Municipal Income Trust
        Van Kampen New York Value Municipal Income Trust
        Van Kampen Ohio Value Municipal Income Trust
        Van Kampen Pennsylvania Value Municipal Income Trust
        Van Kampen Municipal Opportunity Trust II
        Van Kampen Florida Municipal Opportunity Trust
        Van Kampen Advantage Municipal Income Trust II
        Van Kampen Select Sector Municipal Trust

        OPEN END FUNDS
        Van Kampen U.S. Government Trust ("U.S. Government Trust") on behalf of its series
           Van Kampen U.S. Government Fund ("U.S. Government Fund")

        Van Kampen Tax Free Trust ("Tax Free Trust") on behalf of its series
           Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
           Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund") Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
           Van Kampen Municipal Income Fund ("Municipal Income Fund")
           Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
           Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
           Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
           Van Kampen California Municipal Income Fund ("California Municipal Income Fund")

           Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
           Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
           Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

        Van Kampen Trust ("VK Trust")
        on behalf of its series
           Van Kampen High Yield Fund ("High Yield Fund")
           Van Kampen Strategic Income Fund ("Strategic Income Fund")
           Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")

        Van Kampen Equity Trust ("Equity Trust") on behalf of its series
           Van Kampen Utility Fund ("Utility Fund")
           Van Kampen Growth Fund ("Growth Fund")
           Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
           Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
           Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
           Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

        Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
           Van Kampen Tax Managed Equity Growth Fund

        Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

        Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

II. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

        Van Kampen Comstock Fund ("Comstock Fund")
        Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
        Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
        Van Kampen Enterprise Fund ("Enterprise Fund")
        Van Kampen Equity Income Fund ("Equity Income Fund")
        Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
        Van Kampen Harbor Fund ("Harbor Fund")
        Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

        Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
           Enterprise Portfolio ("LIT Enterprise Portfolio")
           Domestic Income Portfolio ("LIT Domestic Income Portfolio")
           Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
           Global Equity Portfolio ("LIT Global Equity Portfolio")
           Government Portfolio ("LIT Government Portfolio")
           Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
           Money Market Portfolio ("LIT Money Market Portfolio")
           Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
           Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
           Comstock Portfolio ("LIT Comstock Portfolio")

        Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
        Van Kampen Pace Fund ("Pace Fund")
        Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

        Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
           Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

        Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
           Van Kampen Technology Fund

        Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

                              AMENDMENT NUMBER TEN

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER TEN, dated February 28, 2003, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement:

         Van Kampen Series Fund, Inc.
             on behalf of its series
              Van Kampen American Value Fund
              Van Kampen Asian Equity Fund
              Van Kampen Emerging Markets Debt Fund
              Van Kampen Emerging Markets Fund
              Van Kampen Equity Growth Fund
              Van Kampen European Value Equity Fund
              Van Kampen Focus Equity Fund
              Van Kampen Global Equity Allocation Fund
              Van Kampen Global Franchise Fund
              Van Kampen Global Value Equity Fund
              Van Kampen Growth and Income Fund II
              Van Kampen International Magnum Fund
              Van Kampen Japanese Equity Fund
              Van Kampen Latin American Fund
              Van Kampen Mid Cap Growth Fund
              Van Kampen Value Fund
              Van Kampen Worldwide High Income Fund

         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By:   /s/ John L. Sullivan
    -----------------------------------------------------
    John L. Sullivan
    Vice President, Chief Financial Officer and Treasurer




VAN KAMPEN INVESTMENT ADVISORY CORP.



By:   /s/ Edward C. Wood III
    -----------------------------------------------------
    Edward C. Wood III
    Executive Director

                                   SCHEDULE A


CLOSED END FUNDS

I. CLOSED-END FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.")

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

II. CLOSED-END FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. ("ASSET MANAGEMENT")

Van Kampen Income Trust
Van Kampen Bond Fund

OPEN END FUNDS

I.   OPEN-END FUNDS ADVISED BY ASSET MANAGEMENT

Van Kampen Exchange Fund ("Exchange Fund")
Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity and Income Fund ("Equity Income Fund")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
   Aggressive Growth Portfolio ("LIT Aggressive Growth Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")
   Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Enterprise Portfolio ("LIT Enterprise Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Growth and Income Portfolio ("LIT Growth and Income Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")

Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")

Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
   Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
   Van Kampen Technology Fund
   Van Kampen International Advantage Fund

Van Kampen Equity Trust ("Equity Trust") on behalf of its series
   Van Kampen Value Opportunities Fund ("Value Opportunities Fund")

II.  OPEN-END FUNDS ADVISED BY INVESTMENT ADVISORY CORP.:

Van Kampen U.S. Government Trust ("U.S. Government Trust")
  on behalf of its series
Van Kampen U.S. Government Fund ("U.S. Government Fund")

Van Kampen Tax Free Trust ("Tax Free Trust")
  on behalf of its series
Van Kampen California Insured Tax Free Fund ("California Insured Tax Free
Fund")
Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund") Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
Van Kampen Municipal Income Fund ("Municipal Income Fund")
Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund") Van Kampen Strategic Municipal Income Fund ("Strategic Municipal Income Fund")
Van Kampen California Municipal Income Fund**
Van Kampen American Capital Michigan Tax Free Income Fund**
Van Kampen American Capital Missouri Tax Free Income Fund**
Van Kampen American Capital Ohio Tax Free Income Fund**

Van Kampen Trust ("VK Trust")
  on behalf of its series
Van Kampen High Yield Fund ("High Yield Fund")
Van Kampen Managed Short-Term Income Fund**

Van Kampen Equity Trust ("Equity Trust")
  on behalf of its series
Van Kampen Utility Fund ("Utility Fund")
Van Kampen Growth Fund ("Growth Fund")
Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
Van Kampen Select Growth Fund ("Select Growth Fund")
Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")
Van Kampen Small Company Growth Fund**

Van Kampen Equity Trust II ("Equity Trust II")
  on behalf of its series
Van Kampen Tax Managed Equity Growth Fund

Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income
Fund")
Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

Van Kampen Series Fund, Inc.
  on behalf of its series
   Van Kampen American Value Fund ("American Value Fund")
   Van Kampen Asian Equity Fund ("Asian Equity Fund")
   Van Kampen Emerging Markets Debt Fund**
   Van Kampen Emerging Markets Fund ("Emerging Markets Fund")
   Van Kampen Equity Growth Fund ("Equity Growth Fund")
   Van Kampen European Value Equity Fund ("European Value Equity Fund")
   Van Kampen Focus Equity Fund ("Focus Equity Fund")
   Van Kampen Global Equity Allocation Fund ("Global Equity Allocation Fund") Van Kampen Global Franchise Fund ("Global Franchise Fund")
   Van Kampen Global Value Equity Fund ("Global Value Equity Fund")
   Van Kampen Growth and Income Fund II**
   Van Kampen International Magnum Fund ("International Magnum Fund")

   Van Kampen Japanese Equity Fund**
   Van Kampen Latin American Fund ("Latin American Fund")
   Van Kampen Mid-Cap Growth Fund ("Mid Cap Growth Fund")
   Van Kampen Value Fund ("Value Fund")
   Van Kampen Worldwide High Income Fund ("Worldwide High Income Fund")


**This Fund does not have investment operations as of the date first set forth above.

                                                                    EXHIBIT 10.3


                              AMENDED AND RESTATED
                            LEGAL SERVICES AGREEMENT

         THIS AGREEMENT, dated as of September 1, 2002, by and between the parties as set forth in Schedule 1, attached hereto and incorporated by reference (designated collectively hereafter as the "Funds"), and VAN KAMPEN INVESTMENTS INC., a Delaware corporation ("Van Kampen").

                              W I T N E S S E T H :

         WHEREAS, each of the Funds is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, Van Kampen and its affiliates have the capability of providing certain legal services to the Funds; and

         WHEREAS, each Fund desires to utilize Van Kampen and its affiliates in the provision of such legal services; and

         WHEREAS, Van Kampen and its affiliates intend to provide staff in order to accommodate the provision of all such services.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants spelled out herein, it is agreed between the parties hereto as follows:

1. Appointment of Van Kampen. Van Kampen and/or personnel of affiliates of Van Kampen under the direction of Van Kampen shall provide each of the Funds the legal services (the "Legal Services") as set forth in Paragraph 2 of this Agreement. Van Kampen accepts such appointments and agrees to furnish the Legal Services in return for the compensation provided in Paragraph 3 of this Agreement.


2. Legal Services to be Provided. Van Kampen and/or personnel of affiliates of Van Kampen will provide to the Funds the following legal services, including without limitation: accurate maintenance of the Funds' corporate minute books and records, preparation and oversight of each Fund's regulatory reports and other information provided to shareholders as well as responding to day-to-day legal issues on behalf of the Funds. Van Kampen shall hire persons and/or supervise personnel of affiliates of Van Kampen (collectively the "Legal Services Group") as needed to provide such Legal Services and in such numbers as may be agreed from time to time.

3. Expenses and Reimbursement. The Legal Services expenses (the "Legal Services Expenses") for which Van Kampen may be reimbursed are salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages paid to the personnel of the Legal Services Group. Each member of the Legal Services Group will complete as of the last business day of each month, a time allocation sheet indicating the monthly time spent (reflected as a percentage) on matters relating to the Funds, on matters relating to other funds for which Van Kampen or its subsidiaries act as investment adviser and distributor ("Van Kampen Non-Participating Funds") and for other matters. The aggregate of time spent on matters for the Funds and Van Kampen Non-Participating Funds is referred to herein as the "Fund Percentage". Each member's Fund Percentage shall be multiplied by each member's individual Legal Service Expense; the resulting product for each member shall then be aggregated to arrive at the Legal Services Expenses that can be allocated as set forth in Paragraph 4 ("Allocable Legal Services Expenses"). The Legal Services Expenses will be paid by Van Kampen (or the affiliate of Van Kampen employing such Legal Services Group persons) and that portion of such Legal Services Expenses allocated to the Funds as set forth in Paragraph 4 shall be reimbursed by the Funds. Van Kampen will tender to each Fund a monthly invoice within five business days of the last business day of each month which shall certify the total Legal Service Expenses expended and allocated to such Fund. Except as provided herein, Van Kampen will receive no other compensation in connection with Legal Services rendered in accordance with this Agreement, and Van Kampen and its affiliates will be responsible for all other expenses relating to the providing of Legal Services.

4. Payment for Allocable Legal Services Expense Among the Funds. Each month, one half (50%) of the Allocable Legal Services Expenses incurred under the Agreement shall be attributable equally to each respective Fund and Van Kampen Non-Participating Fund. Van Kampen shall assume the costs of Legal Services Expenses for the Van Kampen Non-Participating Funds for which reimbursement is not received. The remaining one half (50%) of the Allocable Legal Services Expenses shall be in allocated
         (a) in the event services are attributable to specific funds (including the Van Kampen Non-Participating Funds) based on such specific time allocations; and (b) in the event services are attributable only to types of funds (i.e. closed-end and open-end funds), the relative amount of time spent on each type of fund and then further allocated between funds of that type on the basis of relative net assets at the end of the period.

5. Maintenance of Records. All records maintained by Van Kampen in connection with the performance of its duties under this Agreement will remain the property of each respective Fund and will be preserved by Van Kampen for the periods prescribed in Section 31 of the 1940 Act and the rules thereunder or such other applicable rules that may be adopted from time to time under the 1940 Act. In the event of termination of the Agreement, such records will be promptly delivered to the respective Funds. Such records may be inspected by the respective Funds at reasonable times.

6. Liability of Van Kampen. Van Kampen shall not be liable to any Fund for any action taken or thing done by it or its agents or contractors on behalf of the Fund in carrying out the terms and provisions of the Agreement if done in good faith and without negligence or misconduct on the part of Van Kampen, its agents or contractors.

7. Indemnification By Funds. Each Fund will indemnify and hold Van Kampen harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by Van Kampen resulting from (a) any claim, demand, action or suit in connection with Van Kampen's acceptance of this Agreement; (b) an action or omission by Van Kampen in the performance of its duties hereunder; (c) Van Kampen's acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (d) Van Kampen's acting upon information provided by the Fund in form and under policies agreed to by Van Kampen and the Fund. Van Kampen shall not be entitled to such indemnification in respect of action or omissions constituting negligence or willful misconduct of Van Kampen or its agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, Van Kampen shall give the Fund reasonable opportunity to defend against said claim on its own name or in the name of Van Kampen.

8. Indemnification By Van Kampen. Van Kampen will indemnify and hold harmless each Fund from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Fund resulting from any claim, demand, action or suit arising out of Van Kampen's failure to comply with the terms of this Agreement or which arises out of the negli-gence or willful misconduct of Van Kampen or its agents or contractors; provided, that such negligence or misconduct is not attributable to the Funds, their agents or contractors. Prior to admitting any claim against it which may be subject to this indemnification, the Fund shall give Van Kampen reasonable opportunity to defend against said claim in its own name or in the name of such Fund.

9. Further Assurances. Each party agrees to perform such further acts and execute such further documents as necessary to effectuate the purposes hereof.

10. Dual Interests. It is understood that some person or persons may be directors, trustees, officers, or shareholders of both the Funds and Van Kampen (including Van Kampen's affiliates), and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

11. Execution, Amendment and Termination. The term of this Agreement shall begin as of the date first above written, and unless sooner terminated as herein provided, this Agreement shall remain in effect thereafter from year to year if such continuation is specifically approved at least annually by the Board of Trustees of each Fund, including a majority of the independent Trustees of each Fund. The Agreement may be modified or amended from time to time by mutual agreement between parties, and the Funds shall reimburse Van Kampen for its costs, expenses and disbursements payable under this Agreement to such date. This Agreement may be amended in the future to include as additional parties to the Agreement other investment companies for which Van Kampen, any subsidiary or affiliate serves as investment advisor or distributor.

12. Assignment. Any interest of Van Kampen under this Agreement shall not be assigned or transferred, either voluntarily or involuntarily, by operation of law or otherwise, without the prior written consent of the Fund. This Agreement shall automatically and immediately terminate in the event of its assignment without the prior written consent of the Fund.

13. Notice. Any notice under this agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: Treasurer and the address of Van Kampen, for this purpose is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: Treasurer.

14. Personal Liability. As provided for in the Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts under the laws of the State of Delaware, Massachusetts or Pennsylvania, as the case may be, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be bound by or liable for the matters set forth hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

15. Interpretative Provisions. In connection with the operations of this agreement, Van Kampen and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their opinion be consistent with the general tenor of this Agreement.

16. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

17. Captions. The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

                                       ALL OF THE PARTIES SET FORTH
                                       IN SCHEDULE 1 ATTACHED HERETO

                                       By: /s/ John Sullivan
                                           -------------------------------------
                                                John Sullivan
                                                Vice President and Treasurer

                                       VAN KAMPEN INVESTMENTS INC.

                                       By: /s/ A. Thomas Smith
                                          --------------------------------------
                                                A. Thomas Smith
                                                Managing Director

                                   SCHEDULE 1

OPEN END FUNDS

VAN KAMPEN SERIES FUND, INC.
Van Kampen American Value Fund
Van Kampen Asian Equity Fund
Van Kampen Emerging Markets Fund
Van Kampen Equity Growth Fund
Van Kampen European Value Equity Fund
Van Kampen Focus Equity Fund
Van Kampen Global Equity Allocation Fund
Van Kampen Global Franchise Fund
Van Kampen Global Value Equity Fund
Van Kampen International Magnum Fund
Van Kampen Latin American Fund
Van Kampen Mid Cap Growth Fund
Van Kampen Value Fund
Van Kampen Worldwide High Income Fund

VAN KAMPEN U.S. GOVERNMENT TRUST
Van Kampen U.S. Government Fund

VAN KAMPEN TAX FREE TRUST
Van Kampen California Insured Tax Free Fund
Van Kampen Insured Tax Free Income Fund
Van Kampen Intermediate Term Municipal Income Fund
Van Kampen Municipal Income Fund
Van Kampen New York Tax Free Income Fund
Van Kampen Strategic Municipal Income Fund

Van Kampen Pennsylvania Tax Free Income Fund

VAN KAMPEN EQUITY TRUST
Van Kampen Aggressive Growth Fund
Van Kampen Growth Fund
Van Kampen Select Growth Fund
Van Kampen Small Cap Growth Fund
Van Kampen Small Cap Value Fund
Van Kampen Utility Fund
Van Kampen Value Opportunities Fund

VAN KAMPEN TRUST
Van Kampen High Yield Fund

VAN KAMPEN EQUITY TRUST II
Van Kampen Technology Fund
Van Kampen Tax Managed Equity Growth Fund
Van Kampen International Advantage Fund

Van Kampen Tax Free Money Fund

VAN KAMPEN LIFE INVESTMENT TRUST
Aggressive Growth Portfolio

CLOSED END FUNDS

Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen Municipal Income Trust
Van Kampen Municipal Opportunity Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Prime Rate Income Trust
Van Kampen Select Sector Municipal Trust
Van Kampen Senior Floating Rate Fund
Van Kampen Senior Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Trust for Insured Municipals
Van Kampen Trust for Investment Grade California Municipals Van Kampen Trust for Investment Grade Florida Municipals
Van Kampen Trust for Investment Grade Municipals
Van Kampen Trust for Investment Grade New Jersey Municipals Van Kampen Trust for Investment Grade New York Municipals
Van Kampen Trust for Investment Grade Pennsylvania Municipals Van Kampen Value Municipal Income Trust

                                                                    EXHIBIT 10.4

                                    FORM OF
                              AMENDED AND RESTATED
                                  SERVICE PLAN

                           VAN KAMPEN [      ] FUND

         The plan set forth below (the "Service Plan") for the VAN KAMPEN [    ]
FUND (the "Fund"), describes the material term and conditions under which assets of the Fund may be used to compensate the Fund's principal underwriter, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), brokers, dealers and other financial intermediaries (collectively "Financial Intermediaries") for providing personal services to shareholders and/or the maintenance of shareholder accounts with respect to each of its Class A Shares of beneficial interest (the "Class A Shares"), its Class B Shares of beneficial interest (the "Class B Shares"), and its Class C Shares of beneficial interest (the "Class C Shares"). The Class A Shares, Class B Shares and Class C Shares sometimes are referred to herein collectively as the "Shares." Each class of Shares is offered and sold subject to a different combination of front-end sales charges, distribution fees, service fees and contingent deferred sales charges.(1) Classes of shares, if any, subject to a front-end sales charge and a distribution and/or service fee are referred to herein as "Front-End Classes" and the Shares of such classes are referred to herein as "Front-End Shares." Classes of shares, if any, subject to a contingent-deferred sales charge and a distribution and/or a service fee are referred to herein as "CDSC Classes" and Shares of such classes are referred to herein as "CDSC Shares." Classes of shares, if any, subject to a front-end sales charge, a contingent-deferred sales charge and a distribution and/or service fee are referred to herein as "Combination Classes" and Shares of such class are referred to herein as "Combination Shares."

         The Fund has adopted this Service Plan pursuant to which the Fund is authorized to expend on an annual basis a portion of its average net assets attributable to each class of Shares for providing personal services to shareholders and/or the maintenance of shareholder accounts. The Fund also has entered into a distribution and services agreement (the "Distribution and Services Agreement") with Van Kampen Funds Inc. (the "Distributor"), pursuant to which the Distributor acts as agent on behalf of the Fund in connection with the implementation of the Service Plan and acts as the principal underwriter with respect to each class of Shares. The Distributor may enter into shareholder servicing agreements (the "Service Agreements") with brokers, dealers and other financial intermediaries ("Financial Intermediaries") in order to implement this Service Plan.

--------
(1) The Fund is authorized to offer multiple classes of shares pursuant to a Rule 18f-3 Plan adopted under the 1940 Act.

         1. The Fund hereby is authorized to pay a service fee with respect to its Class A Shares, Class B Shares and Class C Shares to any Financial Intermediary who provides personal services to shareholders and/or maintains shareholder accounts in an annual amount not to exceed 0.25% of the average annual net asset value of the Shares maintained in the Fund by such person that were sold on or after the date on which this Service Plan was first implemented. The aggregate annual amount of all such payments with respect to each such class of Shares may not exceed 0.25% of the Fund's average annual net assets attributable to the respective class of Shares sold on or after the date on which this Service Plan was first implemented and maintained in the Fund more than one year.

         2. Payments pursuant to this Service Plan may be paid or prepaid on behalf of the Fund by the Distributor acting as the Fund's agent.

         3. Payments by the Fund to the Distributor pursuant to this Service Plan shall not be made more often than monthly upon receipt by the Fund of a separate written expense report with respect to each class of Shares setting forth the expenses qualifying for such reimbursement allocated to each class of Shares and the purposes thereof.

         4. In the event that amounts payable hereunder with respect to a class of Shares do not fully reimburse the Distributor for pre-paid service fees, such unreimbursed service fee expenses will be carried forward and paid by the Fund hereunder in future years so long as this Service Plan remains in effect, subject to applicable laws and regulations. Reimbursements for service fee related expenses payable hereunder with respect to a particular class of Shares may not be used to subsidize services provided with respect to any other class of Shares.

         5. The Fund shall not compensate the Distributor, and neither the Fund nor the Distributor shall compensate any Financial Intermediary, for any service related expenses incurred with respect to a class of Shares prior to the later of (a) the implementation of this Service Plan with respect to such class of Shares or (b) the date that such Financial Intermediary enters into a Service Agreement with the Distributor.

         6. The Fund hereby authorizes the Distributor to enter into Service Agreements with certain Financial Intermediaries to provide compensation to such Financial Intermediaries for activities and services of the type referred to in Paragraph 1 hereof. Prior to the implementation of a Service Agreement, such agreement shall be approved by a majority of the Board of Directors of the Fund and a majority of the Disinterested Directors (within the meaning of the 1940
Act) by a vote cast in person at a meeting called for the purpose of voting on such Service Agreements. Such Service Agreements shall provide that the Financial Intermediaries shall provide the Distributor with such information as is reasonably necessary to permit the Distributor to comply with the reporting requirements set forth in Paragraphs 3 and 8 hereof.

         7. Subject to the provisions of this Service Plan, the Fund is hereby authorized to pay a service fee to any person that is not an "affiliated person" or "interested person" of the Fund or its "investment adviser" or "principal underwriter" (as such terms are defined in the 1940 Act) who provides any of the foregoing services for the Fund. Such fee shall be paid only pursuant to written agreements between the Fund and such other person the terms of which permit payments to such person only in accordance with the provisions of this Service Plan and which have the approval of a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares and cast in person at a meeting called for the purpose of voting on such written agreement.

         8. The Fund and the Distributor shall prepare separate written reports for each class of Shares and shall submit such reports to the Fund's Board of Directors on a quarterly basis summarizing all payments made by them with respect to each class of Shares pursuant to this Service Plan and the agreements contemplated hereby, the purposes for which such payments were made and such other information as the Board of Directors or the Disinterested Directors may reasonably request from time to time, and the Board of Directors shall review such reports and other information.

         9. This Service Plan may be terminated with respect to a class of Shares without penalty at any time by a majority of the Disinterested Directors or by a "majority of the outstanding voting securities" of the respective class of Shares of the Fund.

         10. This Service Plan shall become effective upon its approval by (a) a majority of the Board of Directors and a majority of the Disinterested Directors by vote cast separately with respect to each class of Shares cast in person at a meeting called for the purpose of voting on this Service Plan, and (b) with respect to each class of Shares, a "majority of the outstanding voting securities" (as such phrase is defined in the 1940 Act) of such class of Shares voting separately as a class.

         11. This Service Plan and any agreement contemplated hereby shall continue in effect beyond the first anniversary of its adoption by the Board of Directors of the Fund only so long as (a) its continuation is approved at least annually in the manner set forth in clause (a) of paragraph 10 above and (b) the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such Directors.

         12. This Service Plan may not be amended to increase materially the maximum amounts permitted to be expended hereunder except with the approval of a "majority of the outstanding voting securities" of the respective class of

Shares of the Fund. This Service Plan may not be amended in any material respect except with the approval of a majority of the Disinterested Directors. Amendments required to conform this Service Plan to changes in the 1940 Act, the rules and regulations thereunder or the Conduct Rules of the NASD shall not be deemed to be material amendments.

         The Directors of the Fund have adopted this Service Plan as directors under the Articles of Incorporation of the Fund and the policies of the Fund adopted hereby are not binding upon any of the Directors or shareholders of the Fund individually, but bind only the corporation.


Amended and Restated
May 23, 2002

                                                                    EXHIBIT 10.5


                              AMENDED AND RESTATED
                                MULTI-CLASS PLAN
                                       FOR
                           VAN KAMPEN FAMILY OF FUNDS


         This Plan is adopted pursuant to Rule 18f-3 under the Act to provide for the issuance and distribution of multiple classes of shares by the Van Kampen Open-End Funds listed on Exhibit A hereto, in accordance with the terms, procedures and conditions set forth below. A majority of the Trustees/Directors of the Funds, including a majority of the Trustees/Directors who are not interested persons of the Funds within the meaning of the Act, found this Multi-Class Plan, including the expense allocations, to be in the best interest of each Fund and each Class of Shares of each Fund. This Plan was adopted on January 26, 1996 and amended and restated as of May 23, 2002.

I.       Definitions.

A. As used herein, the terms set forth below shall have the meanings ascribed to them below.

         1.   The Act - Investment Company Act of 1940, as amended.

         2.   CDSC - contingent deferred sales charge.

         3. CDSC Period - the period of years following acquisition during which Shares are assessed a CDSC upon redemption.

         4.   Class - a class of Shares of a Fund.

         5.   Class A Shares - shall have the meaning ascribed in Section B.1.

         6.   Class B Shares - shall have the meaning ascribed in Section B.1.

         7.   Class C Shares - shall have the meaning ascribed in Section B.1.

         8.   Class D Shares - shall have the meaning ascribed in Section B.1.

         9.   Class R Shares - shall have the meaning ascribed in Section B.1.

         10. Distribution Expenses - expenses incurred in activities which are primarily intended to result in the distribution and sale of Shares as defined in a Plan of Distribution and/or board resolutions.

         11. Distribution Fee - a fee paid by a Fund to the Distributor in reimbursement of Distribution Expenses.

         12.  Distributor - Van Kampen Funds Inc.

         13. Fund - an investment company listed on Exhibit A hereto and each series thereof.

         14. Money Market Fund - Van Kampen Reserve Fund or Van Kampen Tax Free Money Market Fund.

         15. Plan of Distribution - Any plan adopted under Rule 12b-1 under the Act with respect to payment of a Distribution Fee.

         16. Service Fee - a fee paid to financial intermediaries for the ongoing provision of personal services to Fund shareholders and/or the maintenance of shareholder accounts.

         17.  Share - a share of beneficial interest in a Fund.

         18.  Trustees/Directors - the trustees/directors of a Fund.

B.       Classes.  Each Fund may offer five Classes as follows:

         1. Class A Shares. Class A Shares shall be offered at net asset value plus a front-end sales charge as approved from time to time by the Trustees/Directors and set forth in the Funds' prospectus, which may be reduced or eliminated for Money Market Funds, larger purchases, under a combined purchase privilege, under a right of accumulation, under a letter of intent or for certain categories of purchasers as permitted by Rule 22(d) of the Act and as set forth in the Fund's prospectus. Class A Shares that are not subject to a front-end sales charge as a result of the foregoing, may be subject to a CDSC for the CDSC Period set forth in Section D.1. The offering price of Shares subject to a front-end sales charge shall be computed in accordance with Rule 22c-1 and Section 22(d) of the Act and the rules and regulations thereunder. Class A Shares shall be subject to ongoing Service Fees and Distribution Fees approved from time to time by the Trustees/Directors and set forth in the Funds' prospectus. Although shares of Van Kampen Tax Free Money Market Fund are not designated as "Class A" they are substantially similar to Class A Shares as defined herein and shall be treated as Class A shares for the purposes of this Plan.

         2. Class B Shares. Class B Shares shall be (1) offered at net asset value, (2) subject to a CDSC for the CDSC Period set forth in Section D. 1, (3) subject to ongoing Service Fees and Distribution Fees approved from time to time by the Trustees/Directors and set forth in the Funds' prospectus and (4) converted to

             Class A Shares three to ten years after the calendar month in which the shareholder's order to purchase was accepted, which number of years shall be as approved from time to time by the Trustees/Directors and set forth in the respective Fund's prospectus.

         3. Class C Shares. Class C Shares shall be (1) offered at net asset value, (2) subject to a CDSC for the CDSC Period set forth in Section D.1., (3) subject to ongoing Service Fees and Distribution Fees approved from time to time by the Trustees/Directors and set forth in the Funds' prospectus and (4) prior to January 1, 1997, converted to Class A Shares eight to fifteen years after the calendar month in which the shareholder's order to purchase was accepted, which number of years shall be as approved from time to time by the Trustees and set forth in the respective Fund's prospectus.

         4.  Class D Shares. Class D Shares shall be offered at net asset value.

         5. Class R Shares. Class R Shares shall be (1) offered at net asset value and (2) subject to ongoing Service Fees and Distribution Fees approved from time to time by the Trustees/Directors and set forth in the respective Fund's prospectus.

C. Rights and Privileges of Classes. Each Class of each Fund will represent an interest in the same portfolio of investments of that Fund and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions except as described otherwise herein.

D. CDSC. A CDSC may be imposed upon redemption of Class A Shares, Class B Shares and Class C Shares that do not incur a front end sales charge subject to the following conditions:

         1. CDSC Period. The CDSC Period for Class A Shares and Class C Shares shall be one year. The CDSC Period for Class B Shares shall be at least three but not more than ten years as recommended by the Distributor and approved by the Trustees/Directors.

         2. CDSC Rate. The CDSC rate shall be recommended by the Distributor and approved by the Trustees/Directors. If a CDSC is imposed for a period greater than one year the CDSC rate must decline during the CDSC Period such that (a) the CDSC rate is less in the last year of the CDSC Period than in the first and (b) in each succeeding year the CDSC rate shall be less than or equal to the CDSC rate in the preceding year.

         3. Disclosure and Changes. The CDSC rates and CDSC Period shall be disclosed in a Fund's prospectus and may be decreased at the discretion of the Distributor but may not be increased unless approved as set forth in Section L.

         4. Method of Calculation. The CDSC shall be assessed on an amount equal to the lesser of the then current market value or the cost of the Shares being redeemed. No sales charge shall be imposed on increases in the net asset value of the Shares being redeemed above the initial purchase price. No CDSC shall be assessed on Shares derived from reinvestment of dividends or capital gains distributions. The order in which Class B Shares and Class C Shares are to be redeemed when not all of such Shares would be subject to a CDSC shall be as determined by the Distributor in accordance with the provisions of Rule 6c-10 under the Act.

         5. Waiver. The Distributor may in its discretion waive a CDSC otherwise due upon the redemption of Shares under circumstances previously approved by the Trustees/Directors and disclosed in the Fund's prospectus or statement of additional information and as allowed under Rule 6c-10 under the Act.

         6. Calculation of Offering Price. The offering price of Shares subject to a CDSC shall be computed in accordance with Rule 22c-1 and
             Section 22(d) of the Act and the rules and regulations thereunder.

         7. Retention by Distributor. The CDSC paid with respect to Shares of a Fund may be retained by the Distributor to reimburse the Distributor for commissions paid by it in connection with the sale of Shares subject to a CDSC and Distribution Expenses to the extent of such commissions and Distribution Expenses eligible for reimbursement and approved by the Trustees/Directors.

E. Service and Distribution Fees. Class A, Class B, Class C and Class R Shares shall be subject to a Service Fee and a Distribution Fee. The Service Fee applicable to any class shall not exceed 0.25% per annum of the average daily net assets of the Class and the Distribution Fee shall not exceed 0.75% per annum of the average daily net assets of the Class. All other terms and conditions with respect to Service Fees and Distribution Fees shall be governed by the plans adopted by the Fund with respect to such fees and Rule 12b-1 of the Act.

F. Conversion. Shares purchased through the reinvestment of dividends and distributions paid on Shares subject to conversion shall be treated as if held in a separate sub-account. Each time any Shares in a Shareholder's account (other than Shares held in the sub-account) convert to Class A Shares, a proportionate number of Shares held in the sub-account shall also convert to Class A Shares. All conversions shall be effected on the basis of the relative net asset values of the two Classes without the imposition of any sales load or other charge. So long as any Class of Shares converts into Class A Shares, the Distributor shall waive or reimburse each Fund, or take such other actions with the approval of the

         Trustees/Directors as may be reasonably necessary, to ensure the expenses, including payments authorized under a Plan of Distribution, applicable to the Class A Shares are not higher than the expenses, including payments authorized under the Plan of Distribution, applicable to the class of shares converting into Class A Shares.

G.       Allocation of Expenses, Income and Gains Among Classes.

         1. Expenses applicable to a particular class. Each Class of each Fund shall pay any Service Fee, Distribution Fee and CDSC applicable to that Class. Other expenses applicable to a particular Class such as incremental transfer agency fees, but not including advisory or custodial fees or other expenses related to the management of the Fund's assets, shall be allocated between Classes in different amounts if they are actually incurred in different amounts by the Classes or the Classes receive services of a different kind or to a different degree than other Classes.

         2. Distribution Expenses. Distribution Expenses actually attributable to the sale of all Classes shall be allocated to each Class based upon the ratio which sales of each Class bears to the sales of all Shares of the Fund. For this purpose, Shares issued upon reinvestment of dividends or distributions, upon conversion from Class B Shares or Class C Shares to Class A Shares or upon stock splits will not be considered sales.

         3. Income, capital gains and losses, and other expenses applicable to all Classes. Income, realized and unrealized capital gains and losses, and expenses such as advisory fees applicable to all Classes shall be allocated to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

         4. Determination of nature of expenses. The Trustees/Directors shall determine in their sole discretion whether any expense other than those listed herein is properly treated as attributed to a particular Class or all Classes.

H. Exchange Privilege. Exchanges of Shares shall be permitted between Funds as follows:

         1. General. Shares of one Fund may be exchanged for Shares of the same Class of another Fund at net asset value and without sales charge, provided that:

                  a. The Distributor may specify that certain Funds may not be exchanged within a designated period, which shall not exceed 90 days, after acquisition without prior Distributor approval.

                  b. Class A Shares of a Money Market Fund that were not
                     acquired in exchange for Class B or Class C Shares of a Fund may be exchanged for Class A Shares of another Fund only upon payment of the excess, if any, of the sales charge rate applicable to the Shares being acquired over the sales charge rate previously paid.

                  c. Shares of a Money Market Fund acquired through an exchange of Class B Shares or Class C Shares may be exchanged only for the same Class of another Fund as the Class they were acquired in exchange for or any Class into which those shares were converted.

         2. CDSC Computation. The acquired Shares will remain subject to the CDSC rate schedule and CDSC Period for the original Fund upon the redemption of the Shares from the Van Kampen complex of funds. For purposes of computing the CDSC payable on a disposition of the new Shares, the holding period for the original Shares shall be added to the holding period of the new Shares.

I.      Voting Rights of Classes.

         1. Shareholders of each Class shall have exclusive voting rights on any matter submitted to them that relates solely to the Plan of Distribution related to that Class, provided that:

                  a. If any amendment is proposed to the plan under which
                     Distribution Fees are paid with respect to Class A Shares of a Fund that would increase materially the amount to be borne by Class A Shares under that plan, then no Class B Shares or Class C Shares shall convert into Class A Shares of that Fund until the holders of Class B Shares and Class C Shares of that Fund have also approved the proposed amendment.

                  b. If the holders of either the Class B Shares and/or Class C
                     Shares referred to in subparagraph a. do not approve the proposed amendment, the Trustees/Directors of the Fund and the Distributor shall take such action as is necessary to ensure that the Class voting against the amendment shall convert into another Class identical in all material respects to Class A Shares of the Fund as constituted prior to the amendment.

         2. Shareholders shall have separate voting rights on any matter submitted to shareholders in which the interest of one Class differs from the interests of any other Class.

J. Dividends. Dividends paid by a Fund with respect to each Class, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in substantially the same amount, except any Distribution

         Fees, Service Fees or incremental expenses relating to a particular Class will be borne exclusively by that Class.

K. Reports to Trustees/Directors. The Distributor shall provide to the Trustees/Directors of each Fund quarterly and annual statements concerning distribution and shareholder servicing expenditures complying with paragraph (b)(3)(ii) of Rule 12b-1 of the Act, as it may be amended from time to time. The Distributor also shall provide the Trustees/Directors such information as the Trustees/Directors may from time to time deem to be reasonably necessary to evaluate this Plan.

L. Amendment. Any material amendment to this Plan shall be approved by the affirmative vote of a majority of the Trustees/Directors of a Fund, including the affirmative vote of the Trustees/Directors of the Fund who are not interested persons of the Fund, except that any amendment that increases the CDSC rate schedule or CDSC Period must also be approved by the affirmative vote of a majority of the Shares of the affected Class. The Distributor shall provide the Trustees/Directors such information as may be reasonably necessary to evaluate any amendment to this Plan.

                                    EXHIBIT A




                            VAN KAMPEN COMSTOCK FUND
                         VAN KAMPEN CORPORATE BOND FUND
                         VAN KAMPEN EMERGING GROWTH FUND
                           VAN KAMPEN ENTERPRISE FUND
                        VAN KAMPEN EQUITY AND INCOME FUND
                             VAN KAMPEN EQUITY TRUST
                           VAN KAMPEN EQUITY TRUST II
                      VAN KAMPEN GOVERNMENT SECURITIES FUND
                        VAN KAMPEN GROWTH AND INCOME FUND
                             VAN KAMPEN HARBOR FUND
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
                   VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                              VAN KAMPEN PACE FUND
                     VAN KAMPEN REAL ESTATE SECURITIES FUND
                             VAN KAMPEN RESERVE FUND
                          VAN KAMPEN SERIES FUND, INC.
                           VAN KAMPEN TAX-EXEMPT TRUST
                         VAN KAMPEN TAX FREE MONEY FUND
                   VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
                        VAN KAMPEN U.S. GOVERNMENT TRUST
                            VAN KAMPEN TAX FREE TRUST
                                VAN KAMPEN TRUST